UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2022

NortonLifeLock Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other Jurisdiction of Incorporation)	000-17781 (Commission File Number)	77-0181864 (IRS Employer Identification No.)

60 E. Rio Salado Parkway, Suite 1000

Tempe,  AZ  85281

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (650) 527-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NLOK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Supplemental Indentures

On September 19, 2022, NortonLifeLock Inc. (the “Company”) issued $1,500,000,000 aggregate principal amount of senior notes, consisting of its 6.750% Senior Notes due 2027 in an aggregate principal amount of $900,000,000 (the “2027 Notes”) and its 7.125% Senior Notes due 2030 in an aggregate principal amount of $600,000,000 (the “2030 Notes” and, together with the 2027 Notes, the “Notes”).

The Notes are governed by a base indenture, dated as of February 9, 2017 (the “Base Indenture”), between the Company (f/k/a Symantec Corporation) and Computershare Trust Company, National Association, as successor to Wells Fargo Bank, National Association, as trustee (the “Trustee”), as supplemented by the second supplemental indenture, dated as of September 19, 2022 (the “Second Supplemental Indenture”), by and among the Company, LifeLock, Inc., Avira, Inc., EMBP 455, L.L.C., Kintiskton LLC, Guardsman LLC (collectively, the “Guarantors”) and the Trustee.

On September 19, 2022, the Company, the Guarantors and the Trustee entered into a third supplemental indenture (the “Third Supplemental Indenture”) pursuant to which the Guarantors agreed to unconditionally guarantee all of the Company’s obligations under its 5.000% Senior Notes due 2025 issued pursuant to the Base Indenture, as supplemented by the first supplemental indenture, dated February 9, 2017, between the Company and the Trustee (together with the Base Indenture, the Second Supplemental Indenture and the Third Supplemental Indenture, the “Indenture”).

2027 Notes

The 2027 Notes will bear interest at a rate of 6.750% per year, payable semiannually in arrears on March 31 and September 30 of each year, beginning on March 31, 2023. The 2027 Notes will mature on September 30, 2027.

The Company may redeem some or all of the 2027 Notes at any time prior to September 30, 2024 at a price equal to the greater of (i) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the notes matured on September 30, 2024) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the treasury rate plus 50 basis points, less (b) interest accrued to the date of redemption, and (ii) 100% of the principal amount of the 2027 Notes to be redeemed, plus, in either case, accrued and unpaid interest, if any, to, but not including, the redemption date, subject to the rights of holders of the 2027 Notes on the relevant record date to receive interest due on the relevant interest payment date. In addition, on or after September 30, 2024, the Company may redeem some or all of the 2027 Notes at the applicable redemption prices set forth in the Second Supplemental Indenture, plus accrued and unpaid interest, if any, to, but not including, the redemption date. The Company may also redeem up to 40% of the aggregate principal amount of the 2027 Notes at any time prior to September 30, 2024 with an amount equal to or less than the net cash proceeds from certain equity offerings at a redemption price equal to 106.750% of the aggregate principal amount thereof, plus accrued and unpaid interest, if any, to, but not including, the redemption date.

2030 Notes

The 2030 Notes will bear interest at a rate of 7.125% per year, payable semiannually in arrears on March 31 and September 30 of each year, beginning on March 31, 2023. The 2030 Notes will mature on September 30, 2030.

The Company may redeem some or all of the 2030 Notes at any time prior to September 30, 2025 at a price equal to the greater of (i) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the notes matured on September 30, 2025) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the treasury rate plus 50 basis points, less (b) interest accrued to the date of the redemption, and (ii) 100% of the principal amount of the 2030 Notes to be redeemed, plus, in either case, accrued and unpaid interest, if any, to, but not including, the redemption date, subject to the rights of holders of the 2030 Notes on the relevant record date to receive interest due on the relevant interest payment date. In addition, on or after September 30, 2025, the Company may redeem some or all of the 2030 Notes at the applicable redemption prices set forth in the Second Supplemental Indenture, plus accrued and unpaid interest, if any, to, but not including, the redemption date. The Company may also redeem up to 40% of the aggregate principal amount of the 2030 Notes at any time prior to September 30, 2025 with an amount equal to or less than the net cash proceeds from certain equity offerings at a redemption price equal to 107.125% of the aggregate principal amount thereof, plus accrued and unpaid interest, if any, to, but not including, the redemption date.

Event of Default

If an Event of Default, as defined in the Indenture, shall have happened and be continuing, either the Trustee or the holders of not less than 25% in aggregate principal amount of the Notes then outstanding may, subject to certain exceptions provided in the Indenture, declare the principal amount, premium, if any, interest and any other monetary obligations on all the then outstanding Notes to be due and payable immediately. Upon the effectiveness of such declaration, such principal, premium, if any, and interest with respect to the Notes shall be due and payable immediately. In the case of certain events of bankruptcy or insolvency, all outstanding Notes shall automatically become and be immediately due and payable.

The foregoing descriptions of the Notes, Base Indenture, Second Supplemental Indenture and Third Supplemental Indenture do not purport to be complete and each is qualified in its entirety by reference to the complete terms of the Base Indenture, which was filed as Exhibit 4.01 to the Company’s Current Report on Form 8-K filed with the SEC on February 9, 2017, and the Second Supplemental Indenture and Third Supplemental Indenture attached hereto as Exhibit 4.01 and Exhibit 4.02, respectively, which are incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Title or Description
4.01	Second Supplemental Indenture, dated as of September 19, 2022, by and among the Company, each of the Guarantors (as defined therein) listed on the signature pages thereto and Computershare Trust Company, National Association, as successor to Wells Fargo Bank, National Association, as trustee (including the form of 6.750% Senior Notes due 2027 and form of 7.125% Senior Notes due 2030).
4.02	Third Supplemental Indenture, dated as of September 19, 2022, by and among the Company, the Guarantors and Computershare Trust Company, National Association, as successor to Wells Fargo Bank, National Association, as trustee.
104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NortonLifeLock Inc.

Date: September 19, 2022	By:	/s/ Bryan Ko
Bryan Ko Chief Legal Officer and Corporate Secretary

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